Exhibit 99.2

Franklin Street Properties
Supplemental Operating & Financial Data

401 Edgewater Place ~ Wakefield, MA 01880
(781) 557-1300 ~ www.fspreit.com

Fourth Quarter 2019 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19-20
Financial Highlights	4	Leasing Activity	21
Income Statements	5	Lease Expirations by Square Feet	22
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	23
Cash Flow Statements	7	Redevelopment Activity	24
Property Net Operating Income (NOI)	8	Capital Expenditures	25

Reconciliation		Transaction Activity	26
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	27
Property NOI	11
		Net Asset Value Components	28
Debt Summary	12
		Appendix: Definitions of Non-GAAP Measures
Capital Analysis	13	FFO	29
		EBITDA and NOI	30
Owned and Managed Portfolio Overview	14-17	AFFO	31

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, which are detailed from time to time in FSP’s reports filed with the Securities and Exchange Commission.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Dominion Tower, Denver, CO

December 31, 2019| Page 2

Company Information

Overview		Snapshot (as of December 31, 2019)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	35 (1)
		Total Square Feet	9.9 Million (1)
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,269,201
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	4.2%

As of December  31, 2019, the Company owned and operated a portfolio of real estate consisting of 32 operating properties, three redevelopment properties and two managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.9 Billion (2)
		Insider Holdings	4.06%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	999 Peachtree, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma

877.686.9496 or InvestorRelations@fspreit.com

(1) Includes both operating and redevelopment properties.

(2) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

December 31, 2019| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Dec-19	30-Sep-19	30-Jun-19	31-Mar-19	31-Dec-18
Income Items:
Rental revenue	$68,575	$68,108	$65,485	$63,359	$65,304
Total revenue	68,997	68,539	66,813	64,716	66,578
Net income (loss)	3,648	2,399	1,633	(1,205)	1,371
Adjusted EBITDA*	35,632	33,996	33,113	31,267	33,875
FFO*	26,755	24,908	23,769	22,110	24,546
AFFO*	544	10,364	2,916	6,717	10,840

Per Share Data:
EPS	$0.03	$0.02	$0.02	$(0.01)	$0.01
FFO*	$0.25	$0.23	$0.22	$0.21	$0.23
AFFO*	$0.01	$0.10	$0.03	$0.06	$0.10
Weighted Average Shares (diluted)	107,240	107,231	107,231	107,231	107,231
Closing share price	$8.56	$8.46	$7.38	$7.19	$6.23
Dividend declared	$0.09	$0.09	$0.09	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,637,210	$1,626,510	$1,627,681	$1,624,833	$1,625,773
Other assets, net	205,444	216,640	215,661	266,412	272,329
Total assets, net	1,842,654	1,843,150	1,843,342	1,891,245	1,898,102
Total liabilities, net	1,056,258	1,053,497	1,042,834	1,071,258	1,060,468
Shareholders' equity	786,396	789,653	800,508	819,987	837,634

Market Capitalization and Debt:
Total Market Capitalization (a)	$1,888,224	$1,877,176	$1,761,366	$1,780,992	$1,663,050
Total debt outstanding (excluding unamortized financing costs)	$970,000	$970,000	$970,000	$1,010,000	$995,000
Debt to Total Market Capitalization	51.4%	51.7%	55.1%	56.7%	59.8%
Net Debt to Adjusted EBITDA*	6.7	7.0	7.2	8.0	7.3

Operating Properties Leasing Statistics (b):
Operating properties assets	32	32	32	32	32
Operating properties total SF	9,504,634	9,503,964	9,498,858	9,495,118	9,486,650
Operating properties % leased	87.6%	89.7%	88.1%	88.5%	89.0%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	For periods in 2019 and 2018, excludes redevelopment properties.

*See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 29.

December 31, 2019| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Revenue:
Rental	$63,359	$65,485	$68,108	$68,575	$265,527	$65,628	$65,409	$67,436	$65,304	$263,777
Related party revenue:
Management fees and interest income from loans	1,352	1,322	426	417	3,517	1,256	1,276	1,261	1,268	5,061
Other	5	6	5	5	21	9	9	8	6	32
Total revenue	64,716	66,813	68,539	68,997	269,065	66,893	66,694	68,705	66,578	268,870

Expenses:
Real estate operating expenses	17,726	17,116	18,041	19,428	72,311	17,151	16,954	17,946	18,652	70,703
Real estate taxes and insurance	12,102	12,801	12,505	10,463	47,871	11,177	12,292	11,651	10,737	45,857
Depreciation and amortization	23,245	22,109	22,559	22,996	90,909	24,035	23,591	23,277	23,327	94,230
General and administrative	3,509	3,702	3,886	3,376	14,473	3,432	3,082	3,394	3,162	13,070
Interest	9,368	9,371	9,036	8,982	36,757	9,486	9,753	9,935	9,200	38,374
Total expenses	65,950	65,099	66,027	65,245	262,321	65,281	65,672	66,203	65,078	262,234

Income (loss) before taxes on income and equity in income (loss) of non-consolidated REITs	(1,234)	1,714	2,512	3,752	6,744	1,612	1,022	2,502	1,500	6,636
Taxes on income	(29)	81	113	104	269	82	75	74	129	360
Equity in income (loss) of non-consolidated REITs	—	—	—	—	—	(105)	(282)	7,180	—	6,793

Net income (loss)	$(1,205)	$1,633	$2,399	$3,648	$6,475	$1,425	$665	$9,608	$1,371	$13,069

Weighted average number of shares outstanding, basic and diluted	107,231	107,231	107,231	107,240	107,233	107,231	107,231	107,231	107,231	107,231

Net income (loss) per share, basic and diluted	$(0.01)	$0.02	$0.02	$0.03	$0.06	$0.01	$0.01	$0.09	$0.01	$0.12

December 31, 2019| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2019	2019	2019	2019	2018	2018	2018	2018
Assets:
Real estate assets:
Land	$191,578	$191,578	$191,578	$191,578	$191,578	$191,578	$191,578	$191,578
Buildings and improvements	1,872,082	1,886,294	1,900,131	1,924,664	1,821,035	1,833,470	1,848,362	1,857,935
Fixtures and equipment	9,153	10,607	11,099	11,665	5,909	7,565	7,842	8,839
	2,072,813	2,088,479	2,102,808	2,127,907	2,018,522	2,032,613	2,047,782	2,058,352
Less accumulated depreciation	447,980	460,798	476,298	490,697	390,581	405,115	419,746	432,579
Real estate assets, net	1,624,833	1,627,681	1,626,510	1,637,210	1,627,941	1,627,498	1,628,036	1,625,773

Acquired real estate leases, net	53,948	49,475	45,066	40,704	78,729	71,861	65,687	59,595
Investment in non-consolidated REITs	—	—	—	—	69,703	69,067	—	—
Cash, cash equivalents and restricted cash	8,832	13,100	20,159	9,790	14,355	10,448	10,434	11,177
Tenant rent receivables, net	4,489	6,366	4,410	3,851	3,411	4,039	3,206	3,938
Straight-line rent receivable, net	55,836	61,438	64,111	66,881	53,430	53,294	53,056	54,006
Prepaid expenses and other assets	10,469	8,052	8,868	7,246	8,355	7,444	9,259	10,400
Related party mortgage loan receivable	72,795	21,530	21,265	21,000	71,455	71,190	70,925	70,660
Other assets: derivative asset	10,469	4,645	2,844	3,022	18,740	21,196	22,265	14,765
Office computers and furniture, net of accumulated depreciation	166	154	136	183	261	236	216	197
Deferred leasing commissions, net	49,408	50,901	49,781	52,767	39,815	43,254	45,475	47,591
Total assets	$1,891,245	$1,843,342	$1,843,150	$1,842,654	$1,986,195	$1,979,527	$1,908,559	$1,898,102

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$40,000	$—	$—	$—	$98,000	$98,000	$17,000	$25,000
Term loan payable, net of unamortized financing costs	764,642	765,005	765,369	765,733	765,259	765,618	763,914	764,278
Series A & Series B Senior Notes	198,892	198,933	198,974	199,015	198,727	198,768	198,809	198,850
Accounts payable and accrued expenses	52,248	54,282	61,657	66,658	53,327	52,651	62,699	59,183
Accrued compensation	1,073	2,191	3,769	3,400	1,112	1,778	2,844	3,043
Tenant security deposits	6,352	9,118	9,008	9,346	5,588	5,576	5,619	6,319
Lease liability	2,141	2,059	1,976	1,890	—	—	—	—
Other liabilities: derivative liabilities	2,496	8,132	9,934	7,704	—	—	—	—
Acquired unfavorable real estate leases, net	3,414	3,114	2,810	2,512	5,264	4,749	4,261	3,795
Total liabilities	1,071,258	1,042,834	1,053,497	1,056,258	1,127,277	1,127,140	1,055,146	1,060,468

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	—	—	—	-	—	—	—
Common stock	11	11	11	11	11	11	11	11
Additional paid-in capital	1,356,457	1,356,457	1,356,457	1,356,794	1,356,457	1,356,457	1,356,457	1,356,457
Accumulated other comprehensive income (loss)	7,973	(3,487)	(7,090)	(4,682)	18,740	21,196	22,265	14,765
Accumulated distributions in excess of accumulated earnings	(544,454)	(552,473)	(559,725)	(565,727)	(516,290)	(525,277)	(525,320)	(533,599)
Total stockholders’ equity	819,987	800,508	789,653	786,396	858,918	852,387	853,413	837,634
Total liabilities and stockholders’ equity	$1,891,245	$1,843,342	$1,843,150	$1,842,654	$1,986,195	$1,979,527	$1,908,559	$1,898,102

December 31, 2019| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months Ended December 31,
	2019	2018	2017
Cash flows from operating activities:
Net income (loss)	$6,475	$13,069	$(15,944)
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	93,787	97,171	103,743
Amortization of above and below market leases	(402)	(556)	(1,031)
Shares ussued as compensation	337	—	—
Hedge ineffectiveness	—	—	1,878
Loss on sale of properties and properties held for sale	—	—	18,481
Equity in (income) loss from non-consolidated REITs	—	(6,793)	3,604
Increase (decrease) in allowance for doubtful accounts and write-off of accounts receivable	(71)	(50)	150
Changes in operating assets and liabilities:
Tenant rent receivables	158	(765)	(160)
Straight-line rents	(8,876)	381	(1,767)
Lease acquisition costs	(3,999)	(1,193)	(2,052)
Prepaid expenses and other assets	2,313	(1,940)	(403)
Accounts payable and accrued expenses	3,910	(4,077)	3,870
Accrued compensation	357	(598)	(143)
Tenant security deposits	3,027	936	28
Payment of deferred leasing commissions	(15,101)	(15,383)	(14,309)
Net cash provided by operating activities	81,915	80,202	95,945

Cash flows from investing activities:
Property improvements, fixtures and equipment	(70,746)	(51,057)	(54,306)
Investments in non-consolidated REITs	—	74,931	—
Distributions in excess of earnings from non-consolidated REITs	—	710	1,396
Investment in related party mortgage loan receivable	(2,400)	—	—
Repayment of related party mortgage loan receivable	52,060	1,060	10,060
Proceeds received from liquidating trust	1,470	—	—
Proceeds received on sales of real estate assets	—	—	37,756
Net cash provided by (used in) investing activities	(19,616)	25,644	(5,094)

Cash flows from financing activities:
Distributions to stockholders	(38,603)	(49,326)	(81,496)
Borrowings under bank note payable	45,000	38,000	75,000
Repayments of bank note payable	(70,000)	(91,000)	(277,000)
Borrowing from Series A & Series B Senior Notes	—	—	200,000
Deferred Financing Costs	(83)	(2,162)	(6,902)
Net cash used in financing activities	(63,686)	(104,488)	(90,398)
Net increase (decrease) in cash, cash equivalents and restricted cash	(1,387)	1,358	453
Cash, cash equivalents and restricted cash, beginning of period	11,177	9,819	9,366
Cash, cash equivalents and restricted cash, end of period	$9,790	$11,177	$9,819

December 31, 2019| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable					Year					Year
	Square Feet	Three Months Ended				Ended	Three Months Ended				Ended	Inc	%
(in thousands)	or RSF	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18	(Dec)	Change
Region
East	944	$3,185	$3,301	$3,001	$3,174	$12,661	$3,802	$3,990	$3,868	$3,044	$14,704	$(2,043)	(13.9)%
MidWest	1,554	5,163	5,174	5,297	5,243	20,877	6,257	4,955	5,104	5,028	21,344	(467)	(2.2)%
South	4,387	14,272	15,196	17,456	17,589	64,513	14,449	14,246	14,903	13,916	57,514	6,999	12.2%
West	2,620	10,559	11,240	11,134	11,974	44,907	10,958	11,061	11,324	10,849	44,192	715	1.6%
Property NOI* from Operating Properties	9,505	33,179	34,911	36,888	37,980	142,958	35,466	34,252	35,199	32,837	137,754	5,204	3.8%
Dispositions and Redevelopment Properties	405	(205)	(215)	(21)	(47)	(488)	1,250	1,072	1,914	2,298	6,534	(7,022)	(5.1)%
Property NOI*	9,910	$32,974	$34,696	$36,867	$37,933	$142,470	$36,716	$35,324	$37,113	$35,135	$144,288	$(1,818)	(1.3)%

Same Store		$33,179	$34,911	$36,888	$37,980	$142,958	$35,466	$34,252	$35,199	$32,837	$137,754	$5,204	3.8%

Less Nonrecurring
Items in NOI* (a)		35	706	3,434	4,402	8,577	761	1,141	2,504	1,695	6,101	2,476	(1.7)%

Comparative
Same Store		$33,144	$34,205	$33,454	$33,578	$134,381	$34,705	$33,111	$32,695	$31,142	$131,653	$2,728	2.1%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*See the Appendix for Definition of Non-GAAP Measures beginning on page 29.

December 31, 2019| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Net income (loss)	$(1,205)	$1,633	$2,399	$3,648	$6,475	$1,425	$665	$9,608	$1,371	$13,069

GAAP (income) loss from non-consolidated REITs	—	—	—	—	—	105	282	(7,180)	—	(6,793)
FFO from non-consolidated REITs	—	—	—	—	—	884	978	649	—	2,511
Depreciation & amortization	23,133	22,028	22,448	22,898	90,507	23,950	23,468	23,081	23,175	93,674
NAREIT FFO*	21,928	23,661	24,847	26,546	96,982	26,364	25,393	26,158	24,546	102,461
Lease Acquisition costs	182	108	61	209	560	—	—	—	—	—
Funds From Operations (FFO)*	$22,110	$23,769	$24,908	$26,755	$97,542	$26,364	$25,393	$26,158	$24,546	$102,461

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$22,110	$23,769	$24,908	$26,755	$97,542	$26,364	$25,393	$26,158	$24,546	$102,461
Reverse FFO from non-consolidated REITs	—	—	—	—	—	(884)	(978)	(649)	—	(2,511)
Distributions from non-consolidated REITs	—	—	—	—	—	355	355	—	—	710
Amortization of deferred financing costs	717	720	720	721	2,878	711	713	799	717	2,940
Shares issued as compensation	—	—	—	337	337	—	—	—	—	—
Straight-line rent	(1,140)	(3,689)	(2,120)	(1,927)	(8,876)	40	259	522	(440)	381
Tenant improvements	(8,318)	(10,169)	(7,890)	(15,874)	(42,251)	(6,777)	(8,212)	(7,084)	(6,895)	(28,968)
Leasing commissions	(4,239)	(3,666)	(1,286)	(3,164)	(12,355)	(1,021)	(5,314)	(4,394)	(3,746)	(14,475)
Non-investment capex	(2,413)	(4,049)	(3,968)	(6,304)	(16,734)	(1,858)	(2,558)	(2,328)	(3,342)	(10,086)
Adjusted Funds From Operations (AFFO)*	$6,717	$2,916	$10,364	$544	$20,541	$16,930	$9,658	$13,024	$10,840	$50,452

Per Share Data:
EPS	$(0.01)	$0.02	$0.02	$0.03	$0.06	$0.01	$0.01	$0.09	$0.01	$0.12
FFO*	0.21	0.22	0.23	0.25	0.91	0.25	0.24	0.24	0.23	0.96
AFFO*	0.06	0.03	0.10	0.01	0.19	0.16	0.09	0.12	0.10	0.47

Weighted Average Shares (basic and diluted)	107,231	107,231	107,231	107,240	107,233	107,231	107,231	107,231	107,231	107,231

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 29.

December 31, 2019| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Net income (loss)	$(1,205)	$1,633	$2,399	$3,648	$6,475	$1,425	$665	$9,608	$1,371	$13,069
Interest expense	9,368	9,371	9,036	8,982	36,757	9,486	9,753	9,935	9,200	38,374
Depreciation and amortization	23,133	22,028	22,448	22,898	90,507	23,950	23,468	23,081	23,175	93,674
Income taxes	(29)	81	113	104	269	82	75	74	129	360
EBITDA*	$31,267	33,113	33,996	35,632	134,008	$34,943	$33,961	$42,698	$33,875	$145,477
(Gain) loss on sale of properties and provisions for loss on properties held for sale or equity investments	—	—	—	—	—	—	309	(7,062)	—	(6,753)
Adjusted EBITDA*	$31,267	$33,113	$33,996	$35,632	$134,008	$34,943	$34,270	$35,636	$33,875	$138,724

Interest expense	$9,368	$9,371	$9,036	$8,982	$36,757	$9,486	$9,753	$9,935	$9,200	$38,374
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$9,368	$9,371	$9,036	$8,982	$36,757	$9,486	$9,753	$9,935	$9,200	$38,374

Interest coverage ratio	3.34	3.53	3.76	3.97	3.65	3.68	3.51	3.59	3.68	3.62

Debt service coverage ratio	3.34	3.53	3.76	3.97	3.65	3.68	3.51	3.59	3.68	3.62

Debt excluding unamortized financing costs	$1,010,000	$970,000	$970,000	$970,000		$1,068,000	$1,068,000	$987,000	$995,000
Cash, cash equivalents and restricted cash	8,832	13,100	20,159	9,790		14,355	10,448	10,434	11,177
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$1,001,168	$956,900	$949,841	$960,210		$1,053,645	$1,057,552	$976,566	$983,823

Adjusted EBITDA*	$31,267	$33,113	$33,996	$35,632		$34,943	$34,270	$35,636	$33,875
Annualized	$125,068	$132,452	$135,984	$142,528		$139,772	$137,080	$142,544	$135,500

Net Debt-to-Adjusted EBITDA*	8.0	7.2	7.0	6.7		7.5	7.7	6.9	7.3

*See the Appendix for Definitions of these Non-GAAP Measures beginning on page 29.  Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

December 31, 2019| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18
Net income (loss)	$(1,205)	$1,633	$2,399	$3,648	$6,475	$1,425	$665	$9,608	$1,371	$13,069
Add (deduct):
Management fee income	(677)	(645)	(634)	(570)	(2,526)	(746)	(746)	(712)	(640)	(2,844)
Depreciation and amortization	23,245	22,109	22,559	22,996	90,909	24,035	23,591	23,277	23,327	94,230
Amortization of above/below market leases	(112)	(81)	(112)	(97)	(402)	(85)	(123)	(196)	(152)	(556)
General and administrative	3,509	3,703	3,886	3,375	14,473	3,432	3,082	3,394	3,162	13,070
Interest expense	9,368	9,371	9,036	8,982	36,757	9,486	9,753	9,935	9,200	38,374
Interest income	(1,294)	(1,259)	(395)	(390)	(3,338)	(1,120)	(1,141)	(1,157)	(1,192)	(4,610)
Equity in (income) loss of non-consolidated REITs	—	—	—	—	—	105	282	(7,180)	—	(6,793)
Non-property specific items, net	140	(135)	128	(11)	122	184	(39)	144	59	348
Property NOI*	$32,974	$34,696	$36,867	$37,933	$142,470	$36,716	$35,324	$37,113	$35,135	$144,288

*See the Appendix for Definition of Non-GAAP Measures beginning on page 29.

December 31, 2019| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	31-Dec-19	Components			31-Dec-19	Fee

BAML Revolver	12-Jan-22	$600,000	$—	L	+	1.20%	2.96%	0.25%
JPM Term Loan (b)	30-Nov-21	150,000	150,000	L	+	1.25%	3.48%
BAML Term Loan	12-Jan-23	400,000	400,000	1.12%	+	1.35%	2.47%
BMO Term Loan Tranche A	30-Nov-21	55,000	55,000	2.32%	+	1.25%	3.57%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.32%	+	1.25%	3.57%
Series A Senior Notes	20-Dec-24	116,000	116,000				3.99%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.26%

		$1,570,000	$970,000				3.21%

•

On August 2, 2018, we entered into an Amended and Restated Credit Agreement with respect to the JPM Term Loan, which extended the maturity of the JPM Term Loan to November 30, 2021 and reduced the number of basis points over the LIBOR-based rate used to determine the interest rate.  On March 7, 2019, we entered into interest rate swap transactions for a  $100 million portion of the $150 million JPM Term Loan that fixed the LIBOR-based rate at 2.44% from March 29, 2019 and until the loan matures on November 30, 2021.  Accordingly, the interest rate on the $100 million portion was 3.69% and the interest rate on the remaining $50 million portion was 3.06% at December 31, 2019.  The weighted average rate at December 31, 2019 was 3.48% on the JPM Term Loan.

•

On September 27, 2018, we entered into a Second Amended and Restated Credit Agreement with respect to the BMO Term Loan, which consists of a $55 million tranche A term loan and a $165 million tranche B term loan.  The tranche A term loan matures on November 30, 2021 and the tranche B term loan matures on January 31, 2024.  The number of basis points over LIBOR used to determine the interest rate was reduced.

•	The BAML Revolver is subject to a 25 basis point facility fee based on our credit rating and, when applied to our availability of $600 million at December 31, 2019, would be $1.5 million annually.
•

On October 24, 2017, we entered into a note purchase agreement relating to a private placement of $200 million in aggregate principal amount of unsecured senior notes, consisting of $116 million in aggregate principal amount of 3.99% Series A Senior Notes with a 7-year maturity and $84 million in aggregate principal amount of 4.26% Series B Senior Notes with a 10-year maturity.  On December 20, 2017, we drew the proceeds from the private placement and reduced the outstanding balance on our revolving line of credit.

•

We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute.  We estimate the annualized rate for this amortization to interest expense will be approximately $2.9 million.

•

Additional information on these transactions can be found in Current Reports on Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 24, 2017, August 2, 2018 and September 27, 2018.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.
(b)	The interest rate is calculated as $100 million at the fixed rate of 3.69% and the remaining $50 million at the floating rate plus 1.25%, or 3.06% as of December 31, 2019.

December 31, 2019| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18
Market Data:
Shares Outstanding	107,231	107,231	107,231	107,269	107,231	107,231	107,231	107,231
Closing market price per share	$7.19	$7.38	$8.46	$8.56	$8.41	$8.56	$7.99	$6.23
Market capitalization	$770,992	$791,366	$907,176	$918,224	$901,814	$917,899	$856,777	$668,050
Total debt outstanding excluding unamortized financing costs	1,010,000	970,000	970,000	970,000	1,068,000	1,068,000	987,000	995,000
Total Market Capitalization	$1,780,992	$1,761,366	$1,877,176	$1,888,224	$1,969,814	$1,985,899	$1,843,777	$1,663,050

Dividend Data:
Total dividends declared for the quarter	$9,651	$9,651	$9,651	$9,650	$9,651	$9,651	$9,651	$9,650
Common dividend declared per share	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09
Declared dividend as a % of Net income (loss) per share	-801%	591%	402%	265%	677%	1449%	100%	704%
Declared dividend as a % of AFFO* per share	144%	331%	93%	1774%	57%	100%	74%	89%

Liquidity:
Cash, cash equivalents and restricted cash	$8,832	$13,100	$20,159	$9,790	$14,355	$10,448	$10,434	$11,177
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	600,000	600,000	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(40,000)	—	—	—	(98,000)	(98,000)	(17,000)	(25,000)
Total Liquidity	$568,832	$613,100	$620,159	$609,790	$516,355	$512,448	$593,434	$586,177

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 29.

December 31, 2019| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	31-Dec-19	30-Sep-19	30-Jun-19	31-Mar-19	31-Dec-18
Operating Properties:
Number of properties	32	32	32	32	32
Square feet	9,504,634	9,503,964	9,498,858	9,495,118	9,486,650
Leased percentage	87.6%	89.7%	88.1%	88.5%	89.0%

Redevelopment Properties (a):
Number of properties	3	3	3	3	3
Square feet	405,215	405,215	404,652	404,652	404,652
Leased percentage	50.3%	50.3%	11.9%	11.9%	27.2%

Managed Properties - Single Asset REITs (SARs):
Number of properties	2	2	2	3	3
Square feet	348,545	348,545	348,545	674,342	674,342

Total Operating, Redevelopment and Managed Properties:
Number of properties	37	37	37	38	38
Square feet	10,258,394	10,257,724	10,252,055	10,574,112	10,565,644

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2019| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Operating Properties:

East Region							Midwest Region

Washington, D.C.							Chicago
Meadow Point	Chantilly	VA	138,537	100.0%	100.0%	$25.87	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%	$32.89
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$28.22	909 Davis Street	Evanston	IL	195,098	93.3%	90.8%	$36.77
Loudoun Tech Center	Dulles	VA	136,658	98.9%	97.9%	$18.77
							Indianapolis
Richmond							River Crossing	Indianapolis	IN	205,729	98.5%	95.2%	$23.92
Innsbrook	Glen Allen	VA	298,183	57.2%	57.3%	$19.20
							St. Louis
Raleigh-Durham							Timberlake	Chesterfield	MO	234,496	95.7%	97.1%	$28.13
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$33.81	Timberlake East	Chesterfield	MO	117,036	100.0%	100.0%	$27.18

							Minneapolis
							121 South 8th Street	Minneapolis	MN	297,209	90.1%	83.1%	$23.52
							Plaza Seven	Minneapolis	MN	326,757	88.6%	87.6%	$33.72

East Region Total			944,378	86.3%	86.2%	$26.16	Midwest Region Total			1,553,420	94.0%	91.9%	$29.46

(a)	Weighted Occupied Percentage for the year ended December 31, 2019.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2019| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	207,049	100.0%	90.4%	$27.88	380 Interlocken	Broomfield	CO	240,359	87.2%	89.1%	$32.56
One Legacy Circle	Plano	TX	214,110	69.4%	91.9%	$34.79	1999 Broadway	Denver	CO	677,378	90.0%	75.7%	$32.86
Addison Circle	Addison	TX	289,302	80.5%	74.9%	$31.13	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.44
Collins Crossing	Richardson	TX	300,887	88.4%	96.5%	$26.14	390 Interlocken	Broomfield	CO	241,512	98.2%	98.2%	$32.84
Liberty Plaza	Addison	TX	216,834	72.4%	71.6%	$23.03	1001 17th Street	Denver	CO	655,420	98.5%	96.9%	$36.17
							600 17th Street	Denver	CO	609,112	89.5%	85.7%	$32.82
Houston							West Region Total			2,620,017	93.2%	88.4%	$33.10
Park Ten	Houston	TX	157,460	79.0%	90.7%	$28.52
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$30.56	Total Operating Properties			9,504,634	87.6%	86.0%	$29.92
Park Ten Phase II	Houston	TX	156,746	84.4%	59.5%	$27.05
Westchase I & II	Houston	TX	629,025	62.3%	76.1%	$31.30
							Redevelopment Properties (c)
Atlanta							Forest Park	Charlotte	NC	62,212	0.0%	0.0%	$—
One Overton Park	Atlanta	GA	387,267	85.3%	79.5%	$22.80	Blue Lagoon Drive	Miami	FL	213,182	73.1%	0.0%	$—
One Ravinia	Atlanta	GA	386,602	86.8%	87.0%	$24.96	801 Marquette Ave	Minneapolis	MN	129,821	37.0%	28.2%	$20.49
Two Ravinia	Atlanta	GA	411,047	71.0%	70.2%	$27.05	Total Redevelopment Properties			405,215	50.3%	9.0%	$20.49
Pershing Plaza	Atlanta	GA	160,145	98.9%	97.4%	$36.61
999 Peachtree	Atlanta	GA	621,946	94.2%	82.7%	$31.89	Total Owned Portfolio			9,909,849	86.1%	82.8%	$29.88
South Region Total			4,386,819	82.3%	82.3%	$28.92

(a)	Weighted Occupied Percentage for the year ended December 31, 2019.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define Redevelopment Properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2019| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			134,785	Midwest Region Total			213,760

				Total Managed			348,545

				Total Operating & Managed			10,258,394

December 31, 2019| Page 17

Tenants by Industry (By Square Feet)

Entertainment 2%
Wholesalers 2%
Banking 4%
Government 4%
Architecture & Engineering 4%
Medical & Social Services 5%
Other 5%
Real Estate 5%
Communications 5%
Insurance 6%
General Business Services 8%
Legal Services 11%
Professional Services 11%
Oil & Gas 13%
Technology 15%

December 31, 2019| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	IQVIA Holdings Inc.	1	77	259,531	2.6%	$8,728,422	3.7%
2	US Government (b)	4	4, 5, 9, 13, 125	259,141	2.6%	7,358,455	3.1%
3	CITGO Petroleum Corporation	1	26	248,399	2.5%	8,219,523	3.4%
4	Newfield Exploration Company	1	26	234,495	2.4%	10,077,683	4.2%
5	Centene Management Company, LLC	3	42, 42, 42	216,879	2.2%	6,065,624	2.5%
6	Eversheds Sutherland (US) LLP	1	76	179,868	1.8%	5,517,035	2.3%
7	EOG Resources, Inc.	1	84	169,167	1.7%	5,831,187	2.4%
8	The Vail Corporation	1	123	164,636	1.7%	4,169,134	1.7%
9	Lennar Homes, LLC (c)	1	192	155,808	1.6%	—	0.0%
10	T-Mobile South, LLC dba T-Mobile	1	68	151,792	1.5%	3,958,735	1.7%
11	Citicorp Credit Services, Inc.	1	92	146,260	1.5%	4,839,743	2.0%
12	Jones Day (d)	1	17	140,342	1.4%	4,952,119	2.1%
13	Argo Data Resource Corporation (e)	1	44, 128	140,246	1.4%	4,026,463	1.7%
14	Worldventures Holdings, LLC (f)	2	121, 127	129,998	1.3%	2,193,938	0.9%
15	Kaiser Foundation Health Plan	1	53	120,979	1.2%	3,694,191	1.5%
16	Giesecke & Devrient America	1	60	112,110	1.1%	2,097,578	0.9%
17	Northrop Grumman Systems Corp. (g)	1	—	111,469	1.1%	3,404,263	1.4%
18	Randstad General Partner (US) (h)	1	18, 53	109,638	1.1%	2,768,363	1.2%
19	ADS Alliance Data Systems, Inc. (i)	1	78	107,698	1.1%	4,096,884	1.7%
20	VMWare, Inc.	1	77	95,754	1.0%	3,239,358	1.4%

			Total	3,254,210	32.8%	$95,238,698	39.8%

Footnotes on next page

December 31, 2019| Page 19

20 Largest Tenants with Annualized Rent and Remaining Term

Footnotes:

(a)    Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2019 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)Includes 97,228 square feet, which expire in 2020,  and 36,913 square feet, which expire in 2021.  The remaining 125,000 square feet expire in 2030.

(c)Lease and rent commence on November 1, 2020.

(d)  In January 2020, the tenant exercised an option to extend until May 31, 2021.

(e)  Includes 26,046 square feet, which expire in 2020, and 28,550 square feet, which expire in 2023.  The remaining 85,650 square feet expire in 2030.

(f)   Rent commencing on 105,000 square feet on February 1, 2020.

(g)  The lease matured on December 31, 2019.

(h)   Includes 98,695 square feet, which expire in 2021, and 10,943 square feet, which expire in 2024.

(i)  Includes 40,024 square feet expiring in 2020 of which 12,487 square feet was re-leased by a new tenant commencing in March 2020 and 67,274 square feet expring in 2026.

December 31, 2019| Page 20

Leasing Activity (Owned Portfolio)

	Year	Year	Year
	Ended	Ended	Ended
Leasing Activity (a)	31-Dec-19	31-Dec-18	31-Dec-17
(in Square Feet - SF)
New leasing	534,000	397,000	460,000
Renewals and expansions	883,000	1,284,000	1,011,000
	1,417,000	1,681,000	1,471,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$31.78	$31.02	$30.43
Weighted average lease term	8.3 Years	7.2 Years	6.8 Years

Increase or decrease over average GAAP rents in prior year (b)	10.9%	7.3%	12.3%

Average free rent	3 Months	4 Months	4 Months
Tenant Improvements	$34.44	$29.13	$22.22
Leasing Costs	$13.51	$8.99	$9.92

(a)  Leasing activity includes leasing at redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

December 31, 2019| Page 21

Lease Expirations by Square Feet (a) (Owned Portfolio)

(a)

Lease expirations include leases in redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2019| Page 22

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2020	67	(c)	761,756		$24,132,385	$31.68	10.1%	10.1%
2021	64		799,020		24,258,531	30.36	10.1%	20.2%
2022	79		1,182,547		39,110,866	33.07	16.3%	36.5%
2023	61		650,569		19,426,005	29.86	8.1%	44.6%
2024	64		875,989		25,077,473	28.63	10.5%	55.1%
2025	51		831,131		19,859,472	23.89	8.3%	63.4%
2026	21		877,629		28,510,343	32.49	11.9%	75.3%
2027	17		625,830		17,030,830	27.21	7.1%	82.4%
2028	11		338,107		9,092,017	26.89	3.8%	86.2%
2029	9		339,437		10,477,445	30.87	4.4%	90.6%
2030 and thereafter	70		1,251,672	(d)	22,381,152	17.88	9.4%	100.0%
Leased total	514		8,533,687		$239,356,519	$28.05	100.0%
Vacancies as of 12/31/19			1,174,774
Redevelopment properties (e)			201,388
Total Portfolio Square Footage			9,909,849

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.  Includes annualized rent from redevelopment properties.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2019 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 4 leases that are month-to-month.
(d)	Includes 106,709 square feet that are non-revenue producing building amenities.
(e)	Redevelopment properties include properties being developed, redeveloped, or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2019| Page 23

Redevelopment Activity

(in 000's except square feet)								Estimated	Estimated
					Incurred	Percent	Estimated	Leased	Occupied
			Rentable	Anticipated	Through	Leased	Completion	Stabilization	Stabilization
Property Name	City	State	Square Feet	Investment (1)	31-Dec-19	31-Dec-19	Date	Date	Date

Redevelopment Activity

Redevelopment in Process
Forest Park	Charlotte	NC	62,212	$4,418	$754	0.0%	30-Jun-20	30-Sep-20	31-Dec-20
Blue Lagoon Drive (2)	Miami	FL	213,182	38,896	8,748	73.1%	31-Dec-20	30-Sep-20	31-Mar-21
Total Office in Process			275,394	43,314	9,502

Redevelopment Complete But Not Stabilized
801 Marquette Ave (3)	Minneapolis	MN	129,821	$28,810	$22,956	37.0%	30-Jun-17	30-Sep-20	31-Dec-20

Total			405,215	$72,124	$32,458

(1)	Anticipated Investment includes capitalized redevelopment costs, capitalized interest and lease-up costs.
(2)	Leased square feet was 155,808 as of December 31, 2019.
(3)	Leased square feet was 48,019 as of December 31, 2019.

December 31, 2019| Page 24

Capital Expenditures

(in thousands)					Year
	For the Three Months Ended				Ended
	31-Mar-19	30-Jun-19	30-Sep-19	31-Dec-19	31-Dec-19

Tenant improvements	$8,318	$10,169	$7,890	$15,874	$42,251
Deferred leasing costs	4,239	3,666	1,286	3,164	12,355
Non-investment capex	2,413	4,049	3,968	6,304	16,734
Total Capital Expenditures	$14,970	$17,884	$13,144	$25,342	$71,340

	For the Three Months Ended				Year Ended
	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18	31-Dec-18

Tenant improvements	$6,777	$8,212	$7,084	$6,895	$28,968
Deferred leasing costs	1,021	5,314	4,394	3,746	14,475
Non-investment capex	1,858	2,558	2,328	3,342	10,086
Total Capital Expenditures	$9,656	$16,084	$13,806	$13,983	$53,529

First generation leasing and investment capital was  $18.1 million for year ended December 31, 2019 and $15.1 million for the year ended December 31, 2018.

December 31, 2019| Page 25

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,250	12,251

December 31, 2019| Page 26

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-19	31-Dec-19

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	6-Dec-20	21,000	21,000	7.19%

			$21,000	$21,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

December 31, 2019| Page 27

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	31-Dec-19	Loans outstanding on secured RE	$21,000	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	In 2020 (in 000's)	378
Shares outstanding	107,269.2	Straight-line rent receivable	66,881
Closing price	$8.56	Asset held for sale	—	Straight-line rental revenue current quarter	$1,927
Market capitalization	$918,224	Cash, cash equivalents and restricted cash	9,790
Debt	970,000	Tenant rent receivables	3,851	Management fee income current quarter	$27
Total Market Capitalization	$1,888,224	Prepaid expenses	2,822	Interest income from secured loans	390
		Office computers and furniture	183	Management fees and interest income from loans	$417
		Other assets:
	3 Months	Deferred financing costs, net	7,872
	Ended	Other assets: Derivative Market Value	3,022
NOI Components	31-Dec-19	Other assets - Right-to-Use Asset	1,804
			$117,225
Same Store NOI (1)	$37,980
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	37,980	Debt (excluding contra for unamortized financing costs)	$970,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	70,058	(1) See pages 11 & 29 for definitions and reconciliations.
Stabilized portfolio	$37,980	Tenant security deposits	9,346
		Other liabilities: lease liability	1,890	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	7,704
Financial Statement Reconciliation:			$1,058,998	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$68,575
Rental operating expenses	(19,428)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(10,463)
NOI from dispositions & redevelopment properties	47			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(104)
Management & other fees (5)	(647)
Property NOI (1)	$37,980

December 31, 2019| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2019| Page 29

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2019| Page 30

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus the amortization of deferred financing costs, (5) plus the value of shares issued for compensation and (6) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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